UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): SEPTEMBER 14, 2006

                                HEMOBIOTECH, INC.
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               (Exact Name of Company as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                   000-51334                   33-0995817
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           (Commission File Number) (IRS Employer Identification No.)

                        14221 DALLAS PARKWAY, SUITE 1500


                               DALLAS, TEXAS 75254
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               (Address of Principal Executive Offices) (Zip Code)

                                 (214) 540-8411
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                (Company's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b) under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c) under  the
     Exchange Act (17 CFR 240.13e-4(c))
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

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES

     On September 14, 2006, HemoBioTech, Inc., a Delaware corporation (the "Company"), entered into an agreement with Meyers Associates L.P. ("MA") for consulting services related to corporate finance and other financial services matters including raising additional capital for the Company. As compensation for such services, the Company agreed to issue to MA 1,500,000 shares (the "Shares") of its common stock, par value $.001 per share. All or some of the Shares are subject to forfeiture in the event that MA fails to achieve certain performance criteria set forth in the agreement.

     The Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Regulation D promulgated thereunder. These securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HEMOBIOTECH, INC.


Date: September 19, 2006                By:  /s/ Mark J. Rosenblum
                                        -------------------------
                                        Name: Mark J. Rosenblum
                                        Title: Chief Financial Officer
                                               and Secretary